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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________

AMENDMENT NO. 1 ON
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 27, 2005

VitalStream Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-10013	87-0429944

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Jenner, Suite 100 Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(949) 743-2000

(Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Explanation of Amendment

               On May 3, 2005, VitalStream Holdings, Inc. (the "Company") filed a Current Report on Form 8-K (the "Report") reporting its acquisition, through a wholly-owned acquisition subsidiary, of substantially all of the assets, and its assumption of substantially all of the liabilities, of PlayStream, LLC ("PlayStream"). As permitted by subsection (a)(4) of Item 9.01, the Company is filing by amendment to the Report certain financial information with respect to PlayStream and certain pro forma combined financial information by this Exhibit.

Item 9.01 Financial Statements and Exhibits

                (a) Financial Statements of Businesses Acquired.

               Attached hereto beginning on Page F-1 are the following financial statements of PlayStream:

                (b) Pro Forma Financial Information

               Attached hereto beginning on Page PF-1 are the following pro forma combined financial statements of the Company and PlayStream:

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                (c) Exhibits

4.1	Common Stock Purchase Warrant*
10.1	Asset Purchase Agreement dated April 27, 2005 with PlayStream, LLC*
10.2	Employment Agreement dated April 27, 2005 with George Grubb*
10.3	Side letter agreement dated April 27, 2005 with PlayStream, LLC*
23.1	Consent of Rose, Snyder & Jacobs

*	Incorporated by reference from the Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VitalStream Holdings, Inc.

Dated: July 13, 2005	By:	/s/ Mark Z. Belzowski

Mark Z. Belzowski Chief Finanical Officer

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PLAYSTREAM BALANCE SHEETS AS OF MARCH 31, 2005 AND 2004 (UNAUDITED)

	March 31, 2005 PlayStream	March 31, 2004 PlayStream

ASSETS
Current assets:
Cash	$3,269	$3,617
Accounts receivable, net	86,859	114,157

Total current assets	90,128	117,774

Fixed assets, net	335,698	345,368
Intangibles, net	58,019	57,135
Other assets	19,217	13,317

TOTAL ASSETS	$503,062	$533,594

LIABILITIES & MEMBERS' DEFICIT
Current liabilities:
Accounts payable	$169,991	$137,402
Accrued compensation	36,935	11,513
Current portion of capital leases	59,809	89,995
Current portion of line of credit/note payable	56,604	75,018
Accrued expenses	30,596	-

Total current liabilities	353,935	313,928

Capital lease liability	105,510	53,304
Long-term liabilities	90,816	74,674
Notes payable	118,974	115,513

Total liabilities	669,235	557,419

Members' Deficit	(166,173)	(23,825)

TOTAL LIABILITIES & MEMBERS' DEFICIT	$503,062	$533,594

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PLAYSTREAM STATEMENTS OF OPERATIONS FOR THREE MONTH PERIODS ENDED MARCH 31, 2005 AND 2004 (UNAUDITED)

	Three Months Ended March 31, 2005 PlayStream	Three Months Ended March 31, 2004 PlayStream

Revenue	$431,605	$405,966

Cost of revenue	137,140	110,091

Gross Profit	294,465	295,875

Research & development	28,648	30,304
Sales & marketing	124,755	86,194
General & administrative	158,070	116,800

Operating Income (Loss)	(17,008)	62,577

Other income (expense):
Interest income (expense), net	(7,956)	(6,345)
Other income (expense)	(56,976)	-

Net other income (expense):	(64,932)	(6,345)

Net Income (Loss)	$(81,940)	$56,232

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PLAYSTREAM STATEMENTS OF CASH FLOWS FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2005 AND 2004 (UNAUDITED)

	March 31, 2005 PlayStream	March 31, 2004 PlayStream

Cash Flows From Operating Activities:
Net Income (Loss)	$(81,940)	$56,232
Adjustments to reconcile Net Income (Loss) to net cash provided by operations:
Depreciation and Amortization	30,000	30,000
Bad Debts	-	-
Changes in operating assets and liabilities:
Accounts Receivable	1,374	(11,250)
Trade and Credit Cards Payable	49,260	(22,379)
Accrued Expenses	87,595	(44,631)
Deferred Rent	139	22,402

Net Cash Provided By Operating Activities	86,428	30,374

Cash Flows From Investing Activities:
Payments for purchase of property, equipment and improvements	(60,844)	(10,830)

Net Cash Used in Investing Activities	(60,844)	(10,830)

Cash Flows From Financing Activities:
Payments of capital lease obligation	(23,324)	(5,313)
Payments of related party notes payable	(18,324)	(30,304)

Net Cash Used in Financing Activities	(41,648)	(35,617)

Net Change in Cash	(16,064)	(16,073)
Cash at beginning of period	19,333	19,690

Cash at end of period	$3,269	$3,617

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[ LETTERHEAD ]

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Members of
Playstream, LLC

We have audited the accompanying balance sheet of Playstream, LLC, as of December 31, 2004, and the statement of income and members' deficit, and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Playstream, LLC, at December 31, 2004 and the results of its operations and its cash flows for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rose, Snyder & Jacobs

Rose, Snyder & Jacobs

A Corporation of Certified Public Accountants
Encino, California
March 11, 2005

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PLAYSTREAM, LLC Balance Sheet Assets December 31, 2004

Current Assets:
Cash and cash equivalents	$19,333
Accounts receivable, net of allowance for bad debts of $20,000	88,233

Total Current Assets	107,566

Property, Equipment and Improvements:
Computer hardware	459,366
Computer software	129,875
Furniture and fixtures	35,426
Leased assets	108,384
Leasehold improvements	17,136

750,187
Accumulated depreciation and amortization	(474,685)

Total Property, Equipment and Improvements	275,502

Other Assets:
Deposits	19,173
Intangibles, net of accumulated amortization of $7,739	57,415

Total Other Assets	76,588

Total Assets	$459,656

See Report of Independent Registered Public Accounting Firm and Notes to Financial Statement

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PLAYSTREAM, LLC Balance Sheet Liabilities and Members' Deficit December 31, 2004

Current Liabilities:
Credit cards payable	$6,684
Customer deposits	14,650
Trade payables	81,345
Accrued expenses	38,090
LLC Member Distributions Payable	18,052
Current portion of capital lease obligations	68,560
Current portion of note payable	74,928

Total Current Liabilities	302,309

Long-term portion of capital lease obligations	31,929
Long-term portion of note payable	118,974
Deferred rent expense	90,677

Total Liabilities	543,889

Commitments, See Note 6

Members' Deficit	(84,233)

Total Liabilities and Members' Deficit	$459,656

See Report of Independent Registered Public Accounting Firm and Notes to Financial Statement

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PLAYSTREAM, LLC Statement of Income and Members' Deficit For the Year Ended December 31, 2004

Sales	$1,607,794
Cost of sales	510,189

Gross Profit	1,097,605
Sales, marketing and general administration expenses	1,017,691

Operating Income	79,914
Interest	(34,422)
Other expense	(10,130)

Net Income	$35,362

Members' Deficit:
Member distributions	(30,119)
Members' Deficit, Beginning Balance	(89,476)

Members' Deficit, Ending Balance	$(84,233)

See Report of Independent Registered Public Accounting Firm and Notes to Financial Statement

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PLAYSTREAM, LLC Statement Of Cash Flows For the Year Ended December 31, 2004

Cash Flows From Operating Activities:
Net Income from continuing operations	$35,362
Adjustments to reconcile change in net income to
net cash provided by operating activities:
Depreciation and amortization	131,413
Bad debts	67,514
Changes in operating assets and liabilities
Accounts receivable	(52,839)
Deposits	(10,088)
Trade and credit card payables	(70,609)
Accrued expenses	10,803
Customer deposits	14,650
Deferred rent	38,405

Net Cash Provided By Operating Activities	164,611

Cash Flows From Investing Activities:
Payments for purchase of property, equipment and improvements	(37,432)

Net Cash Used In Investing Activities	(37,432)

Cash Flows From Financing Activities:
Proceeds from note payable	82,153
Payments on notes payables	(82,553)
Payments of related party notes payable	(26,534)
Payments of capital lease obligation	(88,535)
Distributions to members	(12,067)

Net Cash Used In Financing Activities	(127,536)

Net Change In Cash	(357)

Cash balance, beginning of year	19,690

Cash Balance, End Of Year	$19,333

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest expense	$34,422

Non-cash investing and financing activities:
Property and equipment purchased under capital leases	$38,931

See Report of Independent Registered Public Accounting Firm and Notes to Financial Statement

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[Notes to Financial Statements as of December 31, 2004]

Note 1 - Nature Of Operations And Significant Accounting Policies

Nature of Operations - PlayStream, LLC (the Company) provides online streaming media hosting and delivery, content encoding, and related services. The Company's home office and data center is located in Seattle, Washington with a mirror data center in Atlanta, Georgia. The Company provides media delivery services for businesses and organizations located primarily in North America and Europe.

Formation of Company - The Company was formed on November 15, 1999 as a Washington Limited Liability Company. Under the terms of the LLC agreement, no member shall have any personal liability for any obligation of the Company. The Company's LLC agreement provides for a perpetual life until dissolved upon the unanimous consent of the Class B members.

The Company also formed a corporation in the United Kingdom in 2004. This UK Corporation was not yet operating as of December 31, 2004, and expenses incurred with respect to its formation are included in the financial statements of the Company.

Cash and Equivalents - The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable - The Company maintains an allowance for doubtful accounts for estimated losses that may arise if any of its customers are unable to make the required payments. Management specifically analyzes the age of customer balances, historical bad debt experience, customer creditworthiness, and changes in customer payment terms when making estimates of the collectibility of the Company's trade accounts receivable balances. If the Company determines that the financial condition of any of its customers has deteriorated, whether due to customer-specific or general economic issues, increases in the allowance may be made. Accounts receivable are written off when all collection attempts have failed. Based on the information available, management believes the Company's accounts receivable are collectible.

Property, Equipment and Improvements - Property, equipment and improvements are stated at cost and are depreciated on a straight-line basis over the estimated useful lives ranging from 3 to 7 years. Leasehold improvements are amortized over the shorter of the remaining lease term or the estimated useful life. Maintenance and repairs are charged to expense as incurred and expenditures for major improvements are capitalized at cost. Gains or losses on the disposition of assets are reflected in income at the time of disposal.

Intangible Assets - Intangible assets include trademarks and patents. Costs incident to the creation and registration of trademarks, including legal fees, are capitalized. Trademarks are being amortized on a straight-line basis over a period of fifteen years. Patent costs include direct costs of obtaining the patents. Costs for new patents are capitalized and amortized on a straight-line basis over a period of twenty years. Amortization expense for intangible assets for the year ended December 31, 2004 totaled $3,712.

Revenue Recognition - The Company recognizes revenue on service contracts ratably over applicable contract periods or as services are performed.

Income Taxes - The Company has elected to be taxed as a Limited Liability Company (LLC) under the Internal Revenue Code. As an LLC, the Company's taxable income is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability for income taxes has been included in the financial statements.

Note 1 - Nature Of Operations And Significant Accounting Policies (Continued)

Advertising - Advertising costs are expensed as they are incurred. Advertising costs are included in operating expenses. For 2004, advertising expense totaled $99,255.

Concentrations - The Company has one vendor that represents 100% of total bandwidth purchased for the year ended December 31,2004. Accounts payable to this vendor at December 31, 2004 was approximately $50,818. The Company has the ability to connect with other bandwidth carriers due to the location of the Company's data center.

Major Customer - During the year ended December 31 2004, no one customer accounted for more than 10% of the total sales. One customer accounted for 21% of outstanding accounts receivable at December 31, 2004.

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Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments - The Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities are carried at cost, which approximates their fair value, due to the relatively short maturity of these instruments. As of December 31, 2004, the Company's capital lease obligations, and notes payable have stated borrowing rates that are consistent with those currently available to the Company and, accordingly, the Company believes the carrying value of these debt instruments approximates their fair value.

Note 2 - Long-Term Liabilities

Long-term debt consists of the following as of December 31, 2004:

Note payable to bank, payable in monthly installments of $7,017.52 including interest at prime plus 0.5% (5.75% at December 31, 2004), final payment due June, 2007; guaranteed by the majority owners and collateralized by personal assets of the majority owner.	$193,902
Deferred rent expense.	90,677
Capital lease obligations, as described in Note 3.	100,489

Total long-term liabilities	385,068
Less current portion	(143,488)

$241,580

Note 2 - Long-Term Liabilities (Continued)

Maturities of note payable are as follows:

Years Ending December 31,
2005	$74,928
2006	79,535
2007	39,439

$193,902

During 2004, the Company paid in full all balances related to notes payable owed to a member and his relative in the aggregate amount of $26,534.

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Note 3 - Capital Lease Obligations

The Company leases equipment and furniture under various agreements that have been accounted for as capital leases. Assets under capital leases are pledged as collateral for underlying lease agreements.

The following schedule summarizes equipment leased under capital leases at December 31, 2004:

Capital lease assets, at cost	$517,942
Less accumulated amortization	(304,619)

$213,323

Amortization of capital lease assets is included in depreciation and amortization expense.

The following schedule summarizes future minimum lease payments required under the capital lease, together with its present value as of December 31, 2004:

Years Ending December 31,
2005	$77,457
2006	26,073
2007	7,245
Thereafter	-

Total lease payments	110,775
Amount representing interest	(10,286)

Present value of minimum lease payments	(100,489)
Less portion due within one year	(68,560)

$31,929

Note 4 - Members' Equity

The Company has the authority to issue up to 50,000,000 Class A Units based on the terms and conditions set forth in the Company's 2000 Class A Unit Grant Plan (the Plan). The purpose of the Plan is to encourage ownership of Class A Units by employees and to provide a means of granting Class A Units to consultants. The Plan is administered by the Class B Members who have the authority to determine the persons eligible to receive Class A Unit grants and the time or times which the Class A Units may be granted. Class A Unit holders share in the profits of the Company based on their "profit interest" percentage. The Class B Members agreed to terminate the Plan effective December 31, 2002. There were 4,716,352 fully vested Class A Units issued and outstanding as of December 31, 2004.

The Company has the authority to issue up to 200,000,000 Class B Units in exchange for capital contributions as determined by the Class B Unit holders. There were 43,624,898 Class B Units issued and outstanding as of December 31, 2004.

Note 5 - Obligations Under Operating Leases

During 2002, the company entered into a lease agreement for a automated office machine for folding and mailing invoices. During 2003, the Company entered into a lease agreement for office facilities under which the Company is also responsible for its share of taxes, insurance and operating expenses. The facility lease expires in April 2010. Rent expense for all operating leases totaled $149,603 for the year ended December 31, 2004.

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The following is a schedule of future minimum rental payments under leases accounted for as operating leases:

Year Ending December 31,
2005	$91,868
2006	91,868
2007	91,868
2008	89,610
2009	89,610
2010	29,868

$484,692

Note 6 - Commitments

During 2002 and 2003, the Company entered into two service agreements with vendors for bandwidth and software maintenance fees. The agreements expire in 2005. As of December 31, 2004, the Company has $55,450 of remaining payments under the agreements.

Amounts purchased under these two agreements during the year ended December 31, 2004 totaled $233,313.

Note 7 - Subsequent Event

In February 2005, the Company entered into a non-binding letter of intent with VitalStream Holdings, Inc. to sell all the membership units of PlayStream, LLC.

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Background Information Regarding Pro Forma Financial Statements

               As of April 27, 2005, we acquired, through one of our wholly-owned subsidiaries, substantially all of the assets and liabilities of PlayStream, LLC in exchange for 3,750,000 shares of our common stock, $500,000 and warrants for the purchase of up to 200,000 shares of our common stock at an exercise of $1.35 per share during a three-year term. PlayStream provides streaming media services targeted at small businesses and home offices out of its headquarters in Seattle, Washington. For the year ended December 31, 2004, PlayStream reported sales revenue of $1,607,794. The acquired assets include an office space lease, servers and other equipment, customer agreements and other assets used to operate the PlayStream business.

               The following unaudited pro forma combined financial statements reflect the combination of the Company and PlayStream, LLC and the issuance of shares of common stock to PlayStream. The unaudited pro forma combined financial statements were derived from unaudited consolidated historical financial statements of both the Company and PlayStream. The financial statements of the Company as of March 31, 2005 are contained in our Quarterly Report on Form 10-Q filed with the SEC on May 16, 2005, and the financial statements of the Company as of December 31, 2004 are contained in our Annual Report on Form 10-K filed with the SEC on March 31, 2005. The unaudited pro forma condensed combined balance sheets as of March 31, 2005 and as of December 31, 2004 were prepared as if the merger had occurred on that date. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2005 and the year ended December 31, 2004 were prepared as if the merger had occurred at the beginning of the periods.

               In the opinion of our management and that of PlayStream, all adjustments necessary to present fairly the pro forma combined financial statements have been made based on the terms and structure of the transaction.

               The unaudited pro forma combined financial statements are not necessarily indicative of what actual results would have been had the acquisition or issuance of our common stock to PlayStream occurred at the beginning of the period nor do they purport to indicate the results of future operations of the Company and PlayStream. The unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes and historical financial statements and notes to the financial statements of the Company and PlayStream.

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PRO FORMA COMBINED BALANCE SHEET MARCH 31, 2005 (UNAUDITED)

	March 31, 2005
	VitalStream Holdings, Inc.	PlayStream	Pro forma Adjustments		Pro forma Combined

ASSETS
Current assets:
Cash	$9,131,789	$3,269	$(675,578)	(1),(2)	$8,459,480
Accounts receivable, net	963,374	86,859			1,050,233
Prepaid expenses	924,705	-			924,705
Other current assets	311,016	-			311,016

Total current assets	11,330,884	90,128	(675,578)		10,745,434

Fixed assets, net	3,525,934	335,698			3,861,632
Goodwill	961,900	-	2,664,945	(1),(3)	3,626,845
Restricted cash	200,254	-			200,254
Intangibles and other assets	126,836	77,236	250,000	(3)	454,072

TOTAL ASSETS	$16,145,808	$503,062	$2,239,367		$18,888,237

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$823,070	$169,991			$993,061
Accrued compensation	386,103	36,935			423,038
Current portion of capital leases	760,527	59,809			820,336
Current portion of line of credit/note payable	358,850	56,604	(56,604)	(2)	358,850
Accrued expenses	648,126	30,596			678,722

Total current liabilities	2,976,676	353,935	(56,604)		3,274,007

Capital lease liability	592,608	105,510			698,118
Long-term liabilities	1,139,537	90,816			1,230,353
Notes payable	-	118,974	(118,974)	(2)	-

Total liabilities	4,708,821	669,235	(175,578)		5,202,478

Stockholders' equity:
Common Stock	60,824		3,750	(1)	64,574
Additional paid-in capital	20,216,355	-	2,245,022	(1)	22,461,377
Accumulated deficit	(8,840,192)	(166,173)	166,173	(1)	(8,840,192))

Total shareholders' equity	11,436,987	(166,173)	2,414,945		13,685,759

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$16,145,808	$503,062	$2,239,367		$18,888,237

Footnotes:

(1) To record the asset purchase agreement for PlayStream, VitalStream paid $500,000 of cash, issued 3,750,000 shares of common stock and a warrant to purchase 200,000 shares of Common Stock at an exercise price of $1.35 per share valued at $111,272.
(2) To record payoff of outstanding loan by VitalStream of $175,578
(3) To record Non-compete and customer list intangibles net of amortization

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PRO FORMA COMBINED STATEMENTS OF OPERATIONS FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2005 (UNAUDITED)

	Three Months Ended March 31, 2005
	VitalStream Holdings, Inc.	PlayStream	Pro forma Adjustments		Pro forma Combined

Revenue	$3,397,888	$431,605 $			$3,829,493

Cost of revenue	1,653,945	137,140			1,791,085

Gross Profit	1,743,943	294,465	-		2,038,408

Research & development	154,772	28,648			183,420
Sales & marketing	1,031,919	124,755			1,156,674
General & administrative	888,599	158,070	27,500	(1)	1,074,169
Stock-based compensation	-	-			-

Operating Income (Loss)	(331,347)	(17,088)	(27,500)		(375,855)

Other income (expense):
Interest income (expense), net	(60,744)	(7,956)			(68,700)
Income tax expense	(800)	-			(800)
Amortization of loan costs	-	-			-
Other income (expense)	196,499	(56,976)			139,523

Net other income (expense)	134,955	(64,932)	-		70,023

Net Income (Loss)	$(196,392)	$(81,940)	$(27,500)		$(305,832)

Basic and diluted net income (loss) per
common share	$(0.00)	$-	$-		$(0.00)

Shares used in computing basic and diluted earnings per common share	60,367,215	-	3,750,000	(2)	64,117,215

Footnotes:
Note: Income statement assumes purchase occurred at beginning of period (1) Includes amortization of intangibles (2) Includes number of shares of common stock issued in acquisition

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PRO FORMA COMBINED BALANCE SHEET AS OF DECEMBER 31, 2004 (UNAUDITED)

	December 31, 2004
	VitalStream Holdings, Inc.	PlayStream	Pro forma Adjustments		Pro forma Combined

ASSETS
Current assets:
Cash	$10,276,322	$19,333	$(675,578)	(1), (2)	$9,620,077
Accounts receivable, net	835,200	88,233			923,433
Prepaid expenses	270,849	-			270,849
Other current assets	107,698	-			107,698

Total current assets	11,490,069	107,566	(675,578)		10,922,057

Fixed assets, net	3,409,481	275,502			3,684,983
Goodwill	961,900	(84,233)	2,583,005	(1),(3)	3,460,672
Restricted cash	200,289	-			200,289
Intangibles and other assets	166,972	160,821	250,000	(3)	577,793

TOTAL ASSETS	$16,228,711	$459,656	$2,157,427		$18,845,794

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,010,238	$88,029			$1,098,267
Accrued compensation	576,125	38,090			614,215
Current portion of capital leases	790,932	68,560			859,492
Current portion of line of credit/note payable	135,072	74,928	(56,604)	(2)	153,396
Accrued expenses	625,843	32,702			658,545

Total current liabilities	3,138,210	302,309	(56,604)		3,383,915

Capital lease liability	773,110	31,929			805,039
Long-term liabilities	996,563	90,677			1,087,240
Notes payable	-	118,974	(118,974)	(2)	-

Total liabilities	4,907,883	543,889	(175,578)		5,276,194

Stockholders' equity:
Common Stock	60,029		3,750	(1)	63,779
Additional paid-in capital	19,904,599	-	2,245,022	(1)	22,149,621
Accumulated deficit	(8,643,800)	(84,233)	84,233	(1)	(8,643,800)

Total shareholders' equity	11,320,828	(84,233)	2,333,005		13,569,600

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$16,228,711	$459,656	$2,157,427		$18,845,794

Footnotes:

(1) To record the asset purchase agreement for PlayStream, VitalStream paid $500,000 of cash, issued 3,750,000 shares of common stock and a warrant to purchase 200,000 shares of Common Stock at an exercise price of $1.35 per share valued at $111,272.
(2) To record payoff of outstanding loan by VitalStream of $175,578
(3) To record Non-compete and customer list intangibles net of amortization

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PRO FORMA COMBINED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 (UNAUDITED)

	Year Ended December 31, 2004
	VitalStream Holdings, Inc.	PlayStream	Pro forma Adjustments		Pro forma Combined

Revenue	$9,972,078	$1,607,794 $			$11,579,872

Cost of revenue	4,599,905	510,189			5,110,094

Gross Profit	5,372,173	1,097,605	-		6,469,778

Research & development	476,724	65,678			542,402
Sales & marketing	2,861,351	369,706			3,231,057
General & administrative	2,769,848	582,307	110,000	(1)	3,462,155
Stock-based compensation	302,628	-			302,628

Operating Income (Loss)	(1,038,378)	79,914	(110,000)		(1,068,464)

Other income (expense):
Interest income (expense), net	(461,313)	(34,422)			(495,735)
Income tax expense	(2,400)	-			(2,400)
Amortization of loan costs	(39,889)	-			(39,889)
Other income (expense)	(3,905)	(10,130)			(14,035)

Net other income (expense)	(507,507)	(44,552)	-		(552,059)

Net Income (Loss)	$(1,545,885)	$35,362	$(110,000)		$(1,620,523)

Basic and diluted net income (loss) per
common share	$(0.03)	$-	$-		$(0.03)

Shares used in computing basic and diluted earnings per common share	47,365,785	-	3,750,000	(2)	51,115,785

Footnotes: Note: Income statement assumes purchase occurred at beginning of period. (1) Includes amortization of intangibles (2) Includes number of shares of common stock issued in acquisition